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                             HSBC MUTUAL FUNDS TRUST

                             GROWTH AND INCOME FUND
                                FIXED INCOME FUND
                           NEW YORK TAX-FREE BOND FUND

                        Supplement dated January 27, 1999
                       to Prospectus dated April 30, 1998

Capitalized terms not defined in this Supplement have the same meaning assigned to them in the Prospectus.

1. The "SUMMARY OF ANNUAL FUND OPERATING EXPENSES" beginning on page 3 is deleted in its entirety and replaced as follows:

         The purpose of the following information is to assist an investor in understanding the costs and expenses that an investor in the Funds would bear directly or indirectly. The information provided is based on expenses for the Funds for the fiscal year ended December 31, 1997, as adjusted for estimated operating expenses and voluntary reductions of investment advisory, administration, co-administration, shareholder servicer assistance and 12b-1 fees.

                                                                                              NEW YORK
                                                                   GROWTH AND   FIXED INCOME  TAX-FREE
                                                                   INCOME FUND      FUND      BOND FUND
                                                                   -----------  -----------   ---------
SHAREHOLDER TRANSACTION EXPENSES:
Maximum sales charge imposed on purchases of shares of the
Funds (as a percentage of offering price).......................      5.00%         4.75%        4.75%

Certain investors will not be subject to the sales charge.
See "Purchase of Shares" in this Prospectus.

ANNUAL FUND OPERATING EXPENSES:
Management Fees* (net of fees not imposed)......................      0.55%         0.55%        0.25%
12b-1 Fees (net of fees not imposed)**..........................      0.08%         0.08%        0.25%
Other Expenses (net of fees and expenses not imposed)...........
        Administrative Services Fee***..........................      0.10%         0.10%        0.10%
        Co-Administrative/Shareholder Services Fee****..........      0.00%         0.00%        0.00%
        Other Operating Expenses................................      0.18%         0.23%        0.32%
Total Fund Operating Expenses (net of fees and expenses not
imposed)+.......................................................       .91%          .96%        0.92%

Total Fund Operating Expenses Before Non-Imposition of Fees
and Expenses....................................................      1.45%         1.35%        1.34%


     Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual shareholder's own investment in the Funds. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

         THE FOLLOWING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE EXPENSES SET FORTH ABOVE AND EXAMPLE SET FORTH BELOW REFLECT THE NON-IMPOSITION OF CERTAIN FEES AND EXPENSES. THE ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE FOLLOWING

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     EXAMPLE ASSUMES A 5% ANNUAL RETURN;  HOWEVER, THE FUNDS' ACTUAL RETURN WILL
     VARY AND MAY BE GREATER OR LESS THAN 5%.

                         GROWTH AND    FIXED       NEW YORK
                           INCOME      INCOME    TAX-FREE BOND
                            FUND        FUND         FUND
                            ----        ----         ----
1 year .................   $ 59         $ 57         $ 56

3 years ................   $ 78         $ 77         $ 75

5 years ................   $ 98         $ 98         $ 96

10 years ...............   $157         $160         $155

* For the New York Fund, reflects advisory fees not imposed as a result of a voluntary waiver by the Adviser. If these fees had been imposed the advisory fees would have been 0.45%.
**   The fee under the Fund's Distribution Plan and Agreement is calculated on the basis of the average daily net assets of each Fund's shares at an annual rate not to exceed 0.35% (0.50% for the Growth and Income Fund). See "Management of the Funds-Distribution Plan and Agreement."
*** Reflects administrative fees not imposed as a result of a voluntarily waiver by BISYS Fund Services of 0.05% for each of the Funds. See "Management of the Funds - Administrator and Shareholder Servicing Agent."
**** Reflects co-administrative fees of 0.03% and shareholder servicer assistance fees of 0.04% voluntarily waived by the Adviser for all Funds. See "Management of the Fund-Shareholder Servicer Assistant, and Administrator."
+    Investors who purchase and redeem shares of a Fund through a customer account maintained at a Participating Organization may be charged additional fees by such Participating Organization related to services it provides for such investors. The Funds may also pay fees to Participating Organizations for handling recordkeeping and certain administrative services for the customers who invest in a Fund through accounts maintained at the Participating Organizations. The payment will not exceed 0.35% of the average daily net assets maintained by such Participating Organization. See "Management of the Funds-Servicing Agreements" for additional information.